SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOURCE CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials:

SOURCE CAPITAL, INC. 235 West Galena Street Milwaukee, Wisconsin 53212

DON’T DELAY - WE NEED YOUR HELP

Dear Shareholder,

Please help us avoid additional costs by voting today. The Annual Meeting of Shareholders of Source Capital, Inc. is scheduled to be held on May 30, 2024. We recently sent you proxy materials and are awaiting your important proxy vote. We’ve enclosed a copy of your proxy ballot along with a business reply envelope.

The Board of Trustees recommends that shareholders vote “FOR” the proposals.

PLEASE take a moment to cast your vote TODAY.

As discussed in more detail in the proxy statement sent to you via hard copy or e-delivery, shareholders are being asked to vote on:

(1) the election of five (5) Director nominees, all of whom currently serve as Directors of the Company

(2) the approval of an Agreement and Plan of Reorganization that offers a number of advantages over the current Delaware corporate form of organization, including more favorable tax treatment

For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/fpa/docs/sourcecapital2024.pdf. If you have any proxy related questions or would like to cast your proxy vote by phone, please call 1-866-751-6311 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time. We very much appreciate your attention to this matter.

Sincerely,

J. Richard Atwood

Director of Source Capital, Inc.

HERE ARE FOUR CONVENIENT PROXY VOTING METHODS:

1.	Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-866-751-6311. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

NOBO/Registered

SOURCE CAPITAL, INC. 235 West Galena Street Milwaukee, Wisconsin 53212

DON’T DELAY - WE NEED YOUR HELP

Dear Shareholder,

Please help us avoid additional costs by voting today. The Annual Meeting of Shareholders of Source Capital, Inc. is scheduled to be held on May 30, 2024. We recently sent you proxy materials and are awaiting your important proxy vote. We’ve enclosed a copy of your proxy ballot along with a business reply envelope.

The Board of Trustees recommends that shareholders vote “FOR” the proposals.

PLEASE take a moment to cast your vote TODAY.

As discussed in more detail in the proxy statement sent to you via hard copy or e-delivery, shareholders are being asked to vote on:

(1) the election of five (5) Director nominees, all of whom currently serve as Directors of the Company

(2) the approval of an Agreement and Plan of Reorganization that offers a number of advantages over the current Delaware corporate form of organization, including more favorable tax treatment

For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/fpa/docs/sourcecapital2024.pdf. If you have any proxy related questions or would like to cast your proxy vote by phone, please call 1-866-751-6311 extension 112 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time. We very much appreciate your attention to this matter.

Sincerely,

J. Richard Atwood

Director of Source Capital, Inc.

HERE ARE THREE CONVENIENT PROXY VOTING METHODS:

1.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3.	Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

OBO